SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            December 8, 2004

CBL & Associates Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12494	62-1545718
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

CBL Center, 2030 Hamilton Place Blvd., Suite 500 Chattanooga, Tennessee  37421
(Address of principal executive offices)                                                                          (Zip Code)

Registrant’s Telephone Number, including area code:  (423) 855-0001

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On June 10, 2003, CBL & Associates Properties, Inc. (the “Company”) filed its Registration Statement on Form S-3, as amended (Registration No. 333-104882), containing a prospectus which related to both such Registration Statement and the Company’s prior Registration Statement on Form S-3 (Registration No. 333-47041) pursuant to which the Company may from time to time offer (i) one or more series of its preferred stock, (ii) shares of its common stock (iii) depositary shares with respect to the common stock and preferred stock and (iv) warrants to purchase its common stock with an aggregate public offering price of up to $562 million.

On December 9, 2004 the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s Prospectus Supplement, dated December 8, 2004, and the accompanying Prospectus, dated June 10, 2003, relating to the public offering of up to an aggregate of 8,050,000 depositary shares (the “Depositary Shares”) each representing 1/10th of a share of the Company’s 7.375% Series D Cumulative Redeemable Preferred Stock, $.01 par value per share (“Series D Preferred Stock”) at a liquidation preference of $25.00 per Depositary Share

In connection with the filing of the Prospectus Supplement, on December 8, 2004, the Company entered into an underwriting agreement with CBL & Associates Limited Partnership and Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc. as representatives of the several underwriters.  Under the Underwriting Agreement, the Company agreed to sell and the underwriters agreed to purchase for resale to the public, subject to the terms and conditions expressed therein, 7,000,000 depositary shares, each representing 1/10th fractional interest of a share of Series D Preferred Stock.  The underwriters also have been granted an option, exercisable for 30 days, to purchase up to an additional 1,050,000 depositary shares to cover over-allotments, if any.  The 7,000,000 depositary shares were issued on December 13, 2004.

The underwriting agreement contains representations, warranties and agreements of the Company, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.  A copy of the underwriting agreement is filed as Exhibit 1.1 hereto.

From time to time, the underwriters and/or their affiliates have engaged in, and may in the future engage in, investment banking, and other commercial dealings in the ordinary course of business with the Company and its affiliates for which the underwriters have received, and expect to receive, customary fees and commissions.  In addition, affiliates of Wachovia Capital Markets, LLC, McDonald Investments Inc. and Wells Fargo Securities, LLC are lenders under the Company’s credit facilities.

On December 8, 2004, the Company entered into a Pricing Agreement with CBL & Associates Limited Partnership and Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc. as Representatives of the Several Underwriters.  The Pricing Agreement is attached as Exhibit 10.1 hereto.

Item 3.03.           Material Modification to Rights of Security Holders

On December 13, 2004, pursuant to the underwriting agreement described in Item 1.01 of this report, the Company issued 7,000,000 depositary shares, each representing 1/10th fractional interest of a share of its Series D Preferred Stock, at $25.00 liquidation preference per depositary share.  The terms of the Series D Preferred Stock were established in a Certificate of Designations filed with the Delaware Secretary of State on December 10, 2004 and incorporated herein by reference to the Registrant’s Registration Statement on Form 8-A, as filed with the Commission on December 10, 2004.

Under the Certificate of Designations, holders of the depositary shares and the underlying Series D Preferred Stock are entitled to receive cumulative dividends, in equal priority with the holders of the Company’s other outstanding series of preferred stock and before any dividends are paid to the common stockholders, at the rate per share of 7.375% of the stated liquidation preference per annum, payable quarterly in arrears.  Upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, the holders of the Series D Preferred Stock shall be entitled to receive out of the assets of the Company legally available for distribution to stockholders, in equal priority with the holders of the Company’s other outstanding series of preferred stock, an amount equal to the stated liquidation preference per share, plus any accrued and unpaid dividends thereon to the date of payment, before any distribution or payment shall be made to the holders of any junior securities, including the common stock.

Item 8.01.              Other Events

On July 28, 2004, CBL Holdings I, Inc. and CBL Holdings II, Inc. (each a wholly owned subsidiary of the Company) adopted the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership (the “Third Amendment”).  A copy of the Third Amendment is attached as Exhibit 10.2 hereto.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of business acquired

            None

(b)  Pro forma financial information

            None

(c)  Exhibits:

1.1

Underwriting Agreement, dated December 8, 2004, among CBL & Associates Properties, Inc., CBL & Associates Limited Partnership, Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc. as Representatives of the Several Underwriters.

10.1

Pricing Agreement, dated December 8, 2004, among CBL & Associates Properties, Inc., CBL & Associates Limited Partnership, Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc. as Representatives of the Several Underwriters.

10.2	Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, dated July 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ John N. Foy
		Name:	John N. Foy
		Title:	Vice Chairman of the Board
and Chief Financial Officer
December 14, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated December 8, 2004, among CBL & Associates Properties, Inc., CBL & Associates Limited Partnership, Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc. as Representatives of the Several Underwriters.

10.1

Pricing Agreement, dated December 8, 2004, among CBL & Associates Properties, Inc., CBL & Associates Limited Partnership, Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc. as Representatives of the Several Underwriters.

10.2	Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, dated July 28, 2004.